UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2009

(Date of Report: Date of earliest event reported)

Interline Resources Corporation

(Exact name of registrant as specified in its charter)

        Utah                                             0-18995                             87-0461653

     (State or other jurisdiction             (Commission File Number)         (IRS Employer ID No.)

           of incorporation)

160 West Canyon Crest Road, Alpine Utah 84004

(Address of principal executive office)

Registrant's telephone number, including area code: (801) 756-3031

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17      CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 8.01 Other Events/ Item 2.06 Material Impairment

Interline Resources Corporation, a Utah corporation has received Notice of Appointments of Trustee and Notices of Trustee’s Sale of the NorthCut Refining Project.

Interline Resources Corporation is the owner of 68% of NorthCut Refining LLC, a Wyoming LLC. The balance of ownership is 20% by NorthCut Holdings LLC, a Utah LLC, and 12% by PCG Midstream LLC, a Utah LLC, both of which are lenders to the NorthCut Refining Project.

On September 7, 2007 Interline Resources pledged corporate assets as collateral for a construction loan of $11,500,000 issued through Private Capital Group, Inc., a Utah corporation representing NorthCut Holdings and PCG Midstream. Subsequent amendments to the NorthCut construction loan issued during construction brought the loan to $16,200,000, collateralized by the NorthCut Refinery and Interline assets. NorthCut Refining LLC has not been able to service the debt to this point and Private Capital Group has initiated foreclosure proceedings with a scheduled Trustee Sale set for May 20, 2009 at 11:00 a.m. on the steps of the Converse County Courthouse, 107 North 5th Street, Douglas, Wyoming, 82633. The total of unpaid principle, accrued interest, late fees and charges, attorneys fees and other costs claimed to be due and unpaid as of March 25, 2009 is $22,201,547.95. The date of the original sale has been extended to June 15 2009.

On March 20, 2008 Interline Resources took a 2nd mortgage from Private Capital Group on the Interline office building located in Alpine, Utah for $650,000.  These funds were subsequently contributed to Interline’s Capital Account with NorthCut Refining.  Interline is in default on this loan and the building is scheduled for a foreclosure sale on May 4, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                    Interline Resources Corporation

                                                                By: /s/ Michael R. Williams

Date: April 30, 2009                                      Michael R. Williams, Chief Executive Officer, President